UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend
and Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	February 29, 2008

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

February 29, 2008

	Number of	Value
	Shares	(U.S.$)
Common Stock – 48.49%
Consumer Discretionary – 5.49%
Bayerische Motoren Werke	13,133	$723,478
Disney (Walt)	27,300	884,793
*Don Quijote	29,800	477,240
*Gannett	19,400	584,910
Gap	40,100	808,817
Home Depot	24,700	655,785
*KB HOME	17,000	406,810
Kesa Electricals	147,918	625,505
Koninklijke Philips Electronics	18,866	735,881
*Lagardere SCA	7,087	556,681
Limited Brands	38,300	584,075
Mattel	40,100	774,732
*NGK Spark Plug	38,000	593,958
*Nissan Motor	29,900	268,864
*Publicis Groupe	17,518	632,479
Round One	315	361,012
Starwood Hotels & Resorts Worldwide	20,000	946,599
Toyota Motor	5,733	311,545
WPP Group	38,159	450,708
		11,383,872
Consumer Staples – 3.02%
Coca-Cola Amatil	62,677	556,258
Greggs	4,178	358,710
Heinz (H.J.)	21,200	935,132
Kimberly-Clark	13,900	906,002
Kraft Foods Class A	28,300	882,111
Metro	9,384	778,106
Safeway	29,100	836,334
Wal-Mart Stores	20,200	1,001,719
		6,254,372
Diversified REITs – 1.85%
Babcock & Brown Japan Property Trust	901,084	1,017,964
GPT Group	344,031	1,009,011
Lexington Reality Trust	60,000	868,200
Mirvac Group	265,200	939,965
		3,835,140
Energy – 3.28%
Anadarko Petroleum	14,400	917,856
BP	91,081	982,087
Chevron	11,000	953,260
ConocoPhillips	12,000	992,520
Devon Energy	10,600	1,088,832
Exxon Mobil	10,000	870,100
*Total	13,237	996,569
		6,801,224
Financials – 9.41%
Allstate	17,200	820,956
American International Group	14,300	670,098
Anglo Irish Bank	54,911	777,059

*AXA	15,449	520,766
Bank of America	19,600	778,904
BB&T	25,600	796,928
Chubb	18,400	936,560
Citigroup	19,800	469,458
*Comerica	17,400	630,576
*Dexia	21,159	497,336
Discover Financial Services	44,250	667,733
*Fifth Third Bancorp	24,600	563,340
Genworth Financial	30,100	697,718
Hartford Financial Services Group	10,100	705,990
HBOS	35,901	426,526
Huntington Bancshares	55,000	672,100
ING Groep	19,804	657,969
*Macquarie Communications Infrastructure Group	260,008	1,115,127
Mitsubishi Tokyo Financial	53,200	468,825
Morgan Stanley	14,500	610,740
Nordea Bank	39,153	588,703
Royal Bank of Scotland Group	37,253	281,596
Standard Chartered	16,843	554,469
SunTrust Banks	10,600	616,178
Travelers	18,000	835,380
U.S. Bancorp	30,600	979,812
Wachovia	19,400	594,028
*Washington Mutual	46,500	688,200
Wells Fargo	30,000	876,900
		19,499,975
Health Care – 4.24%
Abbott Laboratories	13,800	738,990
AstraZeneca	14,501	542,473
Baxter International	13,300	784,966
Bristol-Myers Squibb	32,600	737,086
Johnson & Johnson	13,200	817,872
*Novartis	12,091	597,294
*Novo Nordisk Class B	11,351	776,354
Ono Pharmaceutical	12,400	625,970
Pfizer	39,300	875,603
*Sanofi-Aventis	9,589	708,585
*Terumo	13,800	749,231
Wyeth	19,200	837,504
		8,791,928
Health Care REITs – 1.00%
*Chartwell Seniors Housing Real Estate Investment Trust	94,500	980,733
Extendicare Real Estate Investment Trust	93,200	1,080,923
		2,061,656
Hotel REITs – 0.88%
Ashford Hospitality Trust	106,400	707,560
Hospitality Properties Trust	30,700	1,115,331
		1,822,891
Industrial REITs – 1.16%
*Cambridge Industrial Trust	2,167,000	1,075,623
*ING Industrial Fund	686,475	1,321,112
		2,396,735
Industrials – 4.34%
Asahi Glass	55,000	626,385
†British Airways	85,540	433,941
*Compagnie de Saint-Gobain	6,671	521,381
Donnelley (R.R.) & Sons	22,200	706,626
FedEx	10,000	881,300
General Electric	24,200	801,988
Honeywell International	16,400	943,656
Lafarge	3,548	613,205

*Macquarie Airports	396,414	1,278,973
Pitney Bowes	19,900	712,022
Tomkins	92,980	311,683
Travis Perkins	16,156	345,627
Waste Management	24,900	817,467
		8,994,254
Information Technology – 4.19%
Canon	11,900	533,370
†CGI Group Class A	85,919	951,939
†EMC	55,000	854,700
Fujitsu	76,000	540,697
Hewlett-Packard	17,900	855,083
Intel	35,400	706,230
International Business Machines	8,700	990,581
Motorola	55,100	549,347
Nokia	23,117	830,347
Samsung Electronics	1,013	593,795
*Techtronic Industries	514,000	497,730
Xerox	52,500	771,750
		8,675,569
Malls REITs – 0.43%
General Growth Properties	25,000	882,750
		882,750
Materials – 1.49%
Cemex ADR	10,400	286,520
Dow Chemical	20,800	783,952
duPont (E.I.) deNemours	19,900	923,758
Linde	2,400	318,954
Weyerhaeuser	12,700	777,240
		3,090,424
Mortgage REITs – 0.29%
Chimera Investment	15,000	248,550
*Gramercy Capital	17,200	351,396
		599,946
Office REITs – 1.69%
HRPT Properties Trust	122,400	842,112
ING UK Real Estate Trust	317,470	520,907
Japan Prime Realty	344	1,143,615
Mack-Cali Realty	28,600	986,414
		3,493,048
Retail REITs – 1.38%
*APN/UKA European Retail Trust	1,310,620	531,735
*Equity One	48,600	1,040,041
*Macquarie CountryWide Trust	355,587	406,354
Macquarie DDR Trust	1,284,059	720,343
Ramco-Gershenson Properties	7,600	168,872
		2,867,345
Telecommunications – 2.30%
AT&T	23,500	818,505
Chunghwa Telecom ADR	33,618	824,986
Sprint Nextel	44,700	317,817
Telefonos de Mexico ADR	18,400	610,880
Telstra	92,556	416,030
*=Telstra - Installment	88,907	271,625
Verizon Communications	22,500	817,200
Vodafone	212,062	682,169
		4,759,212
Utilities – 2.05%
American Electric Power	21,200	867,504
Duke Energy	42,200	740,188
Exelon	5,000	374,250
National Grid	42,952	622,673

Progress Energy		21,100	884,301
Public Service Enterprise Group		17,400	767,340
			4,256,256
Total Common Stock (cost $123,734,524)			100,466,597

Convertible Preferred Stock – 4.57%
General Motors 5.25% exercise price $64.90, expiration date 3/6/32		35,000	633,850
#Goldman Sachs Group 144A 35.6% exercise price Mandatory Exchange at Maturity, expiration date 8/22/08		20,000	2,033,280
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17		1,000	782,500
#Morgan Stanley 144A 11.00% exercise price $94.64, expiration date 1/7/09		10,400	922,116
#Morgan Stanley 144A 24.50% exercise price $54.67, expiration date 8/20/08		36,600	1,949,499
Mylan 6.50% exercise price $17.08, expiration date 11/15/10		1,000	897,110
New York Community Capital Trust V 6.00% exercise price $20.04, expiration date 5/7/51		20,000	902,000
Schering-Plough 6.00% exercise price $33.69, expiration date 8/13/10		4,000	826,500
XL Capital 7.00% exercise price $80.59, expiration date 2/15/09		36,000	513,000
Total Convertible Preferred Stock (cost $10,715,831)			9,459,855

		Principal
		Amount°
Agency Collateralized Mortgage Obligations – 0.37%
Fannie Mae
Series 2001-50 BA 7.00% 10/25/41	USD	217,577	234,138
Series 2003-122 AJ 4.50% 2/25/28		157,851	159,409
Series 2005-67 EY 5.50% 8/25/25		65,000	68,049
Freddie Mac
Series 2557 WE 5.00% 1/15/18		60,000	62,018
Series 3005 ED 5.00% 7/15/25		100,000	99,024
Series 3113 QA 5.00% 11/15/25		68,359	69,622
Series 3131 MC 5.50% 4/15/33		40,000	41,052
Series 3337 PB 5.50% 7/15/30		25,000	25,861
Total Agency Collateralized Mortgage Obligations (cost $724,374)			759,173

Agency Mortgage-Backed Securities – 3.70%
•Fannie Mae ARM
6.048% 10/1/36		58,189	58,189
6.093% 10/1/36		36,809	36,809
6.341% 4/1/36		246,326	253,331
Fannie Mae S.F. 30 yr
5.50% 4/1/37		1,426,177	1,435,028
*6.00% 7/1/37		1,469,564	1,502,185
6.50% 6/1/36		63,961	66,324
6.50% 10/1/36		63,618	65,969
6.50% 3/1/37		56,051	58,122
6.50% 7/1/37		1,065,492	1,104,773
6.50% 8/1/37		73,730	76,448
6.50% 11/1/37		54,926	56,951
6.50% 12/1/37		69,878	72,454
Freddie Mac 6.00% 1/1/17		186,761	192,422
•Freddie Mac ARM 5.681% 7/1/36		40,339	41,343
Freddie Mac S.F. 15 yr 5.00% 6/1/18		37,995	38,610
Freddie Mac S.F. 30 yr
5.00% 1/1/34		1,431,246	1,415,569
7.00% 11/1/33		91,261	96,887
9.00% 9/1/30		102,529	114,331
GNMA I S.F. 30 yr
7.50% 12/15/23		171,430	184,951
7.50% 1/15/32		138,739	149,706
9.50% 9/15/17		92,997	103,432
12.00% 5/15/15		104,976	125,337
GNMA II S.F. 30 yr
6.00% 11/20/28		161,455	167,587
6.50% 2/20/30		236,012	248,440
Total Agency Mortgage-Backed Securities (cost $7,425,378)			7,665,198

Agency Obligations – 3.08%
Fannie Mae
2.50% 4/9/10	325,000	325,823
*4.75% 11/19/12	1,250,000	1,330,102
6.25% 2/1/11	30,000	32,535
*Federal Home Loan Bank System
3.75% 1/8/10	255,000	261,622
4.25% 11/20/09	125,000	129,123
4.375% 9/17/10	45,000	47,025
*Freddie Mac
4.125% 10/18/10	70,000	72,630
4.125% 12/21/12	2,580,000	2,674,378
*5.50% 8/23/17	215,000	236,410
6.875% 9/15/10	1,100,000	1,214,167
*Tennessee Valley Authority 4.875% 1/15/48	65,000	63,642
Total Agency Obligations (cost $6,190,378)		6,387,457

Commercial Mortgage-Backed Securities – 0.62%
•Bank of America Commercial Mortgage
Series 2004-3 A5 5.316% 6/10/39	60,000	59,278
Series 2005-6 AM 5.181% 9/10/47	25,000	22,191
Series 2006-3 A4 5.889% 7/10/44	150,000	147,695
•Bear Stearns Commercial Mortgage Securities Series 2007-T28 A4 5.742% 9/11/42	65,000	62,033
•Credit Suisse First Boston Mortgage Securities Series 2005-C6 A4 5.23% 12/15/40	150,000	143,967
•Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-7 A4 5.75% 6/12/50	150,000	143,929
Morgan Stanley Capital I
Series 2005-IQ9 A4 4.66% 7/15/56	350,000	329,747
•Series 2006-HQ9 A4 5.731% 7/12/44	175,000	170,452
•Series 2007-IQ14 A4 5.692% 4/15/49	150,000	142,978
•Series 2007-T27 A4 5.65% 6/13/42	75,000	71,831
Total Commercial Mortgage-Backed Securities (cost $1,311,305)		1,294,101

Convertible Bonds – 1.98%
Advanced Micro Devices 6.00% 5/1/15 exercise price $28.08, expiration date 5/1/15	1,000,000	683,750
Allied Waste 4.25% 4/15/34 exercise price $20.43, expiration date 4/15/34	47,000	43,005
Genzyme 1.25% 12/1/23 exercise price $71.24, expiration date 12/1/23	1,000,000	1,133,750
Health Management 1.50% 8/1/23 exercise price $13.93, expiration date 8/1/23	1,200,000	1,198,500
Rayonier TRS Holdings 3.75% 10/15/12 exercise price $54.82, expiration date 10/15/12	1,000,000	1,037,500
Total Convertible Bonds (cost $4,196,621)		4,096,505

Corporate Bonds– 17.32%
Banking – 1.38%
JPMorgan Chase Capital XXV 6.80% 10/1/37	75,000	70,422
•Kazkommerts International 8.625% 7/27/16	1,000,000	825,800
*#TuranAlem Finance 144A 8.50% 2/10/15	2,000,000	1,744,999
US Bank 4.80% 4/15/15	35,000	34,979
•USB Capital IX 6.189% 4/15/49	45,000	36,869
Wachovia Bank North America 6.60% 1/15/38	20,000	19,130
Wells Fargo
4.375% 1/31/13	80,000	80,992
5.625% 12/11/17	40,000	41,566
		2,854,757
Basic Industries – 2.50%
*AK Steel 7.75% 6/15/12	140,000	141,750
E.I. DU Pont de Nemours 5.00% 1/15/13	15,000	15,766
*#Evraz Group 144A 8.25% 11/10/15	1,000,000	990,500
Georgia-Pacific
7.70% 6/15/15	105,000	99,750
8.875% 5/15/31	208,000	186,160
#GTL Trade Finance 144A 7.25% 10/20/17	100,000	104,893
#Ineos Group Holdings 144A 8.50% 2/15/16	110,000	83,050
Innophos 8.875% 8/15/14	100,000	98,000

Lubrizol 4.625% 10/1/09		90,000	91,657
#MacDermid 144A 9.50% 4/15/17		100,000	88,500
Momentive Performance Materials 9.75% 12/1/14		125,000	112,500
#NewPage 144A 10.00% 5/1/12		185,000	186,388
#Norske Skogindustrier 144A 7.125% 10/15/33		250,000	211,713
#Rock-Tenn 144A 9.25% 3/15/16		55,000	56,053
Rockwood Specialties Group 7.50% 11/15/14		170,000	163,200
Rohm & Haas 5.60% 3/15/13		45,000	47,008
•#Ryerson 144A 10.614% 11/1/14		60,000	55,800
#Sappi Papier Holding 144A 6.75% 6/15/12		230,000	228,901
Southern Copper 7.50% 7/27/35		1,000,000	1,033,139
Steel Dynamics
6.75% 4/1/15		100,000	98,250
#144A 7.375% 11/1/12		50,000	50,875
Vale Overseas 6.875% 11/21/36		979,000	950,991
Verso Paper Holdings 9.125% 8/1/14		85,000	80,538
			5,175,382
Brokerage – 0.70%
Goldman Sachs Group 6.75% 10/1/37		40,000	37,459
Jefferies Group 6.45% 6/8/27		55,000	47,776
JPMorgan Chase 5.75% 1/2/13		75,000	79,309
LaBranche 11.00% 5/15/12		145,000	148,625
Lehman Brothers Holdings 5.625% 1/24/13		60,000	60,117
Merrill Lynch 5.45% 2/5/13		45,000	45,372
#Morgan Stanley 144A 10.09% 5/3/17	BRL	2,000,000	1,032,570
			1,451,228
Capital Goods – 0.84%
DRS Technologies 7.625% 2/1/18	USD	130,000	130,650
Graham Packaging 8.50% 10/15/12		125,000	112,813
Graphic Packaging International 8.50% 8/15/11		105,000	101,850
Greenbrier 8.375% 5/15/15		90,000	86,288
Honeywell International 5.30% 3/1/18		40,000	41,140
KB Home 8.625% 12/15/08		95,000	95,475
L-3 Communications 7.625% 6/15/12		235,000	242,050
•NXP BV Funding 7.008% 10/15/13		95,000	77,069
Owens-Brockway Glass Container 6.75% 12/1/14		500,000	502,499
Smurfit-Stone Container Enterprises 8.00% 3/15/17		290,000	258,100
#SPX 144A 7.625% 12/15/14		60,000	61,875
Textron 6.50% 6/1/12		30,000	32,953
			1,742,762
Consumer Cyclical – 1.23%
CVS Caremark
4.875% 9/15/14		25,000	24,838
5.75% 6/1/17		63,000	65,114
•DaimlerChrysler Holding 3.562% 8/3/09		85,000	83,939
DR Horton 8.00% 2/1/09		95,000	94,525
Ford Motor 7.45% 7/16/31		125,000	85,938
*Ford Motor Credit 7.80% 6/1/12		565,000	487,590
*General Motors 8.375% 7/15/33		110,000	84,700
GMAC 6.875% 8/28/12		675,000	539,277
#Invista 144A 9.25% 5/1/12		110,000	113,163
Koppers Industries 9.875% 10/15/13		100,000	106,250
Lear 8.75% 12/1/16		275,000	238,562
McDonald's
5.35% 3/1/18		20,000	20,505
5.80% 10/15/17		45,000	47,630
6.30% 3/1/38		30,000	30,926
Neiman Marcus Group PIK 9.00% 10/15/15		180,000	180,000
Penney (J.C.) 7.375% 8/15/08		45,000	45,458
Tenneco
8.625% 11/15/14		95,000	93,575
#144A 8.125% 11/15/15		105,000	105,788

#TRW Automotive 144A 7.00% 3/15/14		100,000	92,750
VF 5.95% 11/1/17		10,000	10,276
			2,550,804
Consumer Non-Cyclical – 1.49%
ACCO Brands 7.625% 8/15/15		90,000	78,750
#AmBev International Finance 144A 9.50% 7/24/17	BRL	1,189,000	594,570
Amgen
5.85% 6/1/17	USD	34,000	35,236
6.375% 6/1/37		62,000	61,829
Biogen Idec 6.875% 3/1/18		30,000	30,150
#Cerveceria Nacional Dominicana 144A 8.00% 3/27/14		755,000	773,874
Clorox 5.45% 10/15/12		35,000	36,273
*Constellation Brands 8.125% 1/15/12		340,000	341,700
Cott Beverages 8.00% 12/15/11		100,000	82,500
Del Monte
6.75% 2/15/15		45,000	42,975
8.625% 12/15/12		40,000	40,800
Delhaize America 9.00% 4/15/31		55,000	66,972
Diageo Capital
5.20% 1/30/13		10,000	10,386
5.75% 10/23/17		50,000	51,559
Iron Mountain
6.625% 1/1/16		85,000	81,388
8.625% 4/1/13		80,000	81,000
*Jarden 7.50% 5/1/17		115,000	101,344
Kellogg 5.125% 12/3/12		45,000	47,294
Kraft Foods 6.125% 2/1/18		105,000	106,529
Kroger 6.75% 4/15/12		35,000	37,903
Pilgrim's Pride 8.375% 5/1/17		150,000	132,750
Sysco 5.25% 2/12/18		35,000	36,080
*UST 5.75% 3/1/18		30,000	30,721
Visant Holding 8.75% 12/1/13		35,000	33,338
Wyeth 5.50% 2/1/14		145,000	151,710
			3,087,631
Energy – 1.77%
AmeriGas Partners 7.125% 5/20/16		175,000	171,500
Apache 5.25% 4/15/13		50,000	52,631
Candian Natural Resources 6.70% 7/15/11		15,000	16,101
*Chesapeake Energy 6.375% 6/15/15		200,000	194,500
Complete Production Service 8.00% 12/15/16		80,000	77,300
Dynergy Holdings 7.75% 6/1/19		545,000	509,574
Energy Partners 9.75% 4/15/14		85,000	71,613
Enterprise Products Operating
5.60% 10/15/14		50,000	50,946
•8.375% 8/1/66		100,000	98,338
Ferrellgas Finance Escrow 6.75% 5/1/14		170,000	166,813
Foundation Pennsylvania Coal 7.25% 8/1/14		230,000	228,850
#Helix Energy Solutions 144A 9.50% 1/15/16		150,000	150,750
#Hilcorp Energy I 144A 7.75% 11/1/15		210,000	198,975
#Key Energy Services 144A 8.375% 12/1/14		110,000	110,825
Kinder Morgan Energy Partners 5.125% 11/15/14		30,000	29,770
Massey Energy 6.875% 12/15/13		205,000	199,875
#OPTI Canada 144A 7.875% 12/15/14		225,000	219,938
Plains Exploration & Production 7.00% 3/15/17		500,000	482,500
Regency Energy Partners 8.375% 12/15/13		150,000	150,750
Suncor Energy 6.50% 6/15/38		20,000	19,903
TransCanada Pipelines 6.20% 10/15/37		35,000	34,000
Transocean 6.00% 3/15/18		35,000	36,623
Valero Energy
6.125% 6/15/17		35,000	36,152
6.625% 6/15/37		27,000	26,687
Whiting Petroleum 7.25% 5/1/13		260,000	259,350

XTO Energy
5.30% 6/30/15		15,000	15,329
6.25% 8/1/17		55,000	58,807
			3,668,400
Finance & Investments – 0.93%
American International Group 5.85% 1/16/18		65,000	64,970
Berkshire Hathaway Finance 4.85% 1/15/15		40,000	41,249
#Capmark Financial Group 144A 6.30% 5/10/17		45,000	29,492
#Cardtronics 144A 9.25% 8/15/13		120,000	113,700
EnCana Holdings Finance 5.80% 5/1/14		30,000	31,491
General Electric Capital
5.25% 10/19/12		20,000	20,926
5.625% 9/15/17		55,000	56,668
5.875% 1/14/38		60,000	57,554
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65		50,000	46,479
International Lease Finance
5.35% 3/1/12		45,000	46,075
5.875% 5/1/13		30,000	31,222
Leucadia National 8.125% 9/15/15		200,000	202,500
#LVB Acquisition Merger Sub 144A 10.00% 10/15/17		125,000	129,844
Montpelier Re Holdings 6.125% 8/15/13		15,000	15,125
#Nuveen Investments 144A 10.50% 11/15/15		185,000	169,044
Red Arrow International Leasing 8.375% 6/30/12	RUB	13,286,217	566,749
Unitrin 6.00% 5/15/17	USD	55,000	54,621
Washington Mutual
*5.25% 9/15/17		35,000	30,297
5.50% 8/24/11		55,000	51,519
•#White Mountains Re Group 144A 7.506% 5/29/49		195,000	166,575
			1,926,100
Media – 0.83%
#Charter Communications Operating 144A 8.00% 4/30/12		184,000	172,040
Comcast 6.30% 11/15/17		55,000	56,580
Grupo Televisa 8.49% 5/11/37	MXN	10,000,000	922,830
Lamar Media 6.625% 8/15/15	USD	75,000	69,375
#LBI Media 144A 8.50% 8/1/17		75,000	66,000
#Quebecor Media 144A 7.75% 3/15/16		190,000	175,275
THOMSON 5.70% 10/1/14		80,000	83,033
Time Warner Cable 5.40% 7/2/12		120,000	121,293
Viacom
•5.341% 6/16/09		25,000	24,424
5.75% 4/30/11		30,000	31,029
			1,721,879
Real Estate – 0.13%
*Host Hotels & Resorts 7.125% 11/1/13		185,000	183,150
iStar Financial
5.15% 3/1/12		25,000	20,899
5.875% 3/15/16		45,000	36,011
Regency Centers 5.875% 6/15/17		35,000	32,581
			272,641
Services Cyclical – 1.28%
Aramark 8.50% 2/1/15		515,000	509,849
Burlington North 5.65% 5/1/17		37,000	37,913
Corrections Corporation of America
6.25% 3/15/13		210,000	210,525
7.50% 5/1/11		100,000	102,500
FTI Consulting 7.625% 6/15/13		450,000	469,125
#Galaxy Entertainment Finance 144A 9.875% 12/15/12		180,000	180,000
Global Cash Access 8.75% 3/15/12		95,000	91,913
Harrahs Operating
5.50% 7/1/10		160,000	142,000
#144A 10.75% 2/1/16		90,000	79,088
Hertz 8.875% 1/1/14		170,000	162,775

Majestic Star Casino 9.50% 10/15/10	95,000	84,075
Mandalay Resort Group 9.50% 8/1/08	190,000	193,325
#Seminole Indian Tribe of Florida 144A
7.804% 10/1/20	120,000	123,227
8.03% 10/1/20	55,000	55,653
Station Casinos 6.00% 4/1/12	95,000	80,750
Union Pacific 5.375% 5/1/14	12,000	12,260
Wynn Las Vegas 6.625% 12/1/14	110,000	106,150
		2,641,128
Services Non-cyclical – 1.03%
Abbott Laboratories 5.60% 11/30/17	75,000	79,226
Advanced Medical Optics 7.50% 5/1/17	85,000	73,100
Allied Waste North America
*7.375% 4/15/14	100,000	96,750
7.875% 4/15/13	180,000	184,725
AstraZeneca 5.90% 9/15/17	70,000	75,360
#Bausch & Lomb 144A 9.875% 11/1/15	210,000	213,675
Casella Waste Systems 9.75% 2/1/13	200,000	199,000
#Covidien International Finance 144A
6.00% 10/15/17	29,000	30,389
6.55% 10/15/37	45,000	46,645
HCA 9.25% 11/15/16	330,000	339,074
HCA PIK 9.625% 11/15/16	256,000	264,960
•HealthSouth 10.829% 6/15/14	90,000	87,975
Quest Diagnostic 5.45% 11/1/15	55,000	53,806
Unitedhealth Group
5.50% 11/15/12	80,000	83,708
6.875% 2/15/38	30,000	29,809
Universal Hospital Services PIK 8.50% 6/1/15	150,000	150,375
WellPoint
5.00% 1/15/11	60,000	61,587
5.00% 12/15/14	52,000	50,843
		2,121,007
Technology & Electronics – 0.15%
Freescale Semiconductor 8.875% 12/15/14	80,000	65,600
Hewlett-Packard 5.50% 3/1/18	25,000	25,904
Sungard Data Systems 9.125% 8/15/13	168,000	170,100
Xerox 5.50% 5/15/12	55,000	56,428
		318,032
Telecommunications – 2.15%
#American Tower 144A 7.00% 10/15/17	105,000	105,263
AT&T 5.50% 2/1/18	55,000	55,101
AT&T Wireless 8.125% 5/1/12	125,000	142,512
Broadview Networks Holdings 11.375% 9/1/12	85,000	82,875
•Centennial Communications 10.479% 1/1/13	250,000	231,250
Citizens Communications 9.00% 8/15/31	500,000	462,499
Cricket Communications 9.375% 11/1/14	80,000	71,600
CSC Holdings 7.625% 4/1/11	90,000	89,888
#Digicel PIK 144A 9.25% 9/1/12	100,000	101,000
*#Digicel Group 144A 8.875% 1/15/15	1,000,000	877,499
France Telecom 7.75% 3/1/11	45,000	49,354
•#Hellas Telecommunications Luxembourg II 144A 10.008% 1/15/15	150,000	110,250
ΩInmarsat Finance 10.375% 11/15/12	90,000	87,525
Lucent Technologies 6.45% 3/15/29	175,000	132,125
MetroPCS Wireless 9.25% 11/1/14	135,000	119,475
•Nortel Networks 8.508% 7/15/11	215,000	187,050
PAETEC Holding 9.50% 7/15/15	425,000	396,313
Qwest 6.50% 6/1/17	380,000	348,650
Qwest Capital Funding 7.25% 2/15/11	75,000	73,313
•Rural Cellular 8.989% 11/1/12	245,000	248,675
SBC Communications 5.10% 9/15/14	10,000	10,163
•Sprint Nextel 5.243% 6/28/10	70,000	64,440

Telecom Italia Capital 4.00% 1/15/10		75,000	74,644
Telefonica Emisiones 5.984% 6/20/11		75,000	78,441
Verizon Communications 5.55% 2/15/16		80,000	81,931
Windstream 8.125% 8/1/13		175,000	175,438
			4,457,274
Utilities – 0.91%
AES 7.75% 3/1/14		105,000	106,838
Commonwealth Edison 6.15% 9/15/17		60,000	63,065
Duke Energy Carolinas 6.00% 1/15/38		15,000	15,049
#Illinois Power 144A 6.125% 11/15/17		30,000	31,152
Mirant North America 7.375% 12/31/13		180,000	181,575
NRG Energy 7.375% 2/1/16		765,000	739,181
Pacific Gas & Electric
5.625% 11/30/17		40,000	41,577
5.80% 3/1/37		60,000	57,834
6.35% 2/15/38		15,000	15,479
Peco Energy 5.35% 3/1/18		20,000	20,553
Pepco Holdings 6.125% 6/1/17		30,000	30,740
PSEG Power 5.50% 12/1/15		55,000	54,978
Southwestern Electric Power 5.875% 3/1/18		60,000	62,154
#Texas Competitive Electric Holdings 144A 10.25% 11/1/15		410,000	401,800
Virginia Electric Power 5.10% 11/30/12		42,000	43,849
#West Penn Power 144A 5.95% 12/15/17		25,000	26,060
			1,891,884
Total Corporate Bonds (cost $36,973,804)			35,880,909

Foreign Agencies – 1.66%
Germany – 0.57%
KFW
3.25% 2/15/11	USD	90,000	91,991
*3.25% 3/15/13	USD	80,000	80,454
11.75% 8/8/08	ISK	63,700,000	956,668
Rentenbank 3.25% 3/15/13	USD	50,000	50,423
			1,179,536
Luxembourg – 0.56%
#Gazprom 144A 8.625% 4/28/34	USD	1,000,000	1,168,800
			1,168,800
Republic of Korea – 0.02%
Korea Development Bank 5.30% 1/17/13	USD	45,000	46,820
			46,820
United States – 0.51%
#Pemex Project Funding Master Trust 144A 6.625% 6/15/35	USD	1,000,000	1,050,849
			1,050,849
Total Foreign Agencies (cost $3,515,202)			3,446,005

Municipal Bonds – 0.08%
Buckeye Tobacco Settlement Financing Authority 5.875% 6/1/47		30,000	27,074
•Lucas County Ohio Hospital Revenue 8.00% 11/15/40 (AMBAC)		25,000	25,000
•Ohio State Higher Educational Facilities Community 11.00% 1/15/36 (AMBAC)		50,000	50,000
West Virginia Tobacco Settlement Finance Authority 7.467% 6/1/47		65,000	62,774
Total Municipal Bonds (cost $169,002)			164,848

Non-Agency Asset-Backed Securities – 0.46%
Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11		60,000	61,501
Caterpillar Financial Asset Trust Series 2007-A A3A 5.34% 6/25/12		20,000	20,456
Centex Home Equity Series 2005-D AF4 5.27% 10/25/35		150,000	142,217
CNH Equipment Trust Series 2007-B A3A 5.40% 10/17/11		30,000	30,624
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		100,000	101,229
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		150,000	137,870
Harley-Davidson Motorcycle Trust
Series 2005-2 A2 4.07% 2/15/12		134,816	135,718
Series 2006-2 A2 5.35% 3/15/13		150,000	153,797
Hyundai Auto Receivables Trust Series 2007-A A3A 5.04% 1/17/12		20,000	20,371
WFS Financial Owner Trust Series 2005-1 A4 3.87% 8/17/12		150,000	150,674
Total Non-Agency Asset Backed Securities (cost $957,728)			954,457

Non-Agency Collateralized Mortgage Obligations– 0.99%
•Bear Stearns Adjustable Rate Mortgage Trust Series 2007-1 3A2 5.748% 2/25/47	278,514	265,786
Citicorp Mortgage Securities
Series 2006-3 1A4 6.00% 6/25/36	70,000	70,711
Series 2007-1 2A1 5.50% 1/25/22	325,546	336,792
•Citigroup Mortgage Loan Trust Series 2007-AR8 1A3A 6.052% 8/25/37	97,295	94,016
•Countrywide Home Loan Mortgage Pass Through Trust Series 2004-HYB4 M 4.811% 9/20/34	21,699	20,793
•First Horizon Asset Securities
Series 2007-AR2 1A1 5.854% 7/25/37	162,741	161,520
Series 2007-AR3 2A2 6.31% 11/25/37	126,142	127,249
•GSR Mortgage Loan Trust Series 2006-AR1 3A1 5.386% 1/25/36	208,386	207,544
•JPMorgan Mortgage Trust Series 2004-A5 4A2 4.829% 12/25/34	350,612	351,223
•MASTR Adjustable Rate Mortgages Trust Series 2006-2 4A1 4.988% 2/25/36	128,307	126,365
•Structured Adjustable Rate Mortgage Loan Trust Series 2005-22 4A2 5.374% 12/25/35	42,820	39,943
•Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR2 2A1 4.541% 3/25/35	103,606	103,644
Series 2005-AR16 6A4 5.00% 10/25/35	76,337	73,752
Series 2006-AR14 2A4 6.09% 10/25/36	77,416	75,340
Total Non-Agency Collateralized Mortgage Obligations (cost $2,042,628)		2,054,678

«Senior Secured Loans – 3.41%
Affirmative Insurance Holdings 8.86% 1/31/14	453,548	405,925
Allied Waste North America 7.73% 3/28/14	100,000	93,688
ALLTEL 5.568% 12/31/14	99,750	90,495
Aramark 6.705% 1/26/14	100,000	92,610
Building Materials 6.688% 2/22/14	497,503	402,047
Coffeyville Resources
4.629% 12/28/10	81,285	74,783
7.48% 12/28/13	264,437	249,893
Community Health Systems
5.335% 7/2/14	359,838	329,926
5.335% 8/25/14	18,097	16,609
Energy Futures Holdings 6.579% 10/10/14	418,950	382,654
Ford Motor 5.80% 11/29/13	308,442	264,264
Freescale Semiconductor 4.869% 12/1/13	110,000	93,607
General Motors 7.056% 11/17/13	199,496	175,806
Georgia Pacific Term Tranche Loan B 7.115% 12/22/12	125,000	115,678
Goodyear Tire 6.43% 4/30/14	105,000	95,583
Hawker Beechcraft
4.73% 3/26/14	10,605	9,889
Term B 6.83% 3/26/14	124,395	116,091
Idearc 6.83% 11/1/14	497,487	408,875
Jarden 4.463% 1/24/12	99,487	91,877
MacDermid 6.83% 4/12/14	79,641	66,899
MetroPCS Wireless 6.076% 2/20/14	496,231	454,257
NE Energy
5.04% 11/1/13	430,166	367,075
7.375% 11/1/13	52,846	45,095
Northwest Airlines 4.87% 8/21/13	100,000	85,719
Rental Services 8.61% 11/30/12	500,000	481,250
Selector Remedy 8.36% 7/31/14	498,750	299,250
Solar Capital 5.128% 2/11/13	125,000	116,113
Stallion Oilfield Services Term B 9.04% 8/1/12	100,000	84,500
Talecris Biotherapeutics 2nd Lien 9.568% 12/6/14	500,000	425,000
Time Warner Telecom Holdings 4.704% 1/7/13	110,000	102,850
Travelport 5.696% 8/1/13	287,476	253,338
Venetian Macau 4.946% 5/26/13	500,000	452,500
Visteon 7.194% 6/13/13	400,000	319,666
Total Senior Secured Loans (cost $8,024,859)		7,063,812

Sovereign Debt – 7.13%
Argentina – 0.51%
*Republic of Argentina 8.28% 12/31/33	USD	1,185,976	1,047,810
			1,047,810
Brazil – 0.80%
Federal Republic of Brazil 10.25% 1/10/28	BRL	3,000,000	1,662,143
			1,662,143
Canada – 0.01%
Export Development Canada 2.625% 3/15/11	USD	30,000	30,199
			30,199
Colombia – 0.23%
#Santa Fe de Bogota D.C. 144A 9.75% 7/26/28	COP	1,000,000,000	478,623
			478,623
Indonesia – 0.50%
#Republic of Indonesia 144A 7.75% 1/17/38	USD	1,000,000	1,045,000
			1,045,000
Mexico – 2.00%
Mexican Bonos 9.50% 12/18/14	MXN	40,000,000	4,144,107
			4,144,107
Pakistan – 0.83%
#Republic of Pakistan 144A 6.875% 6/1/17	USD	2,000,000	1,710,000
			1,710,000
Turkey – 1.76%
*Republic OF Turkey 7.25% 3/5/38	USD	3,780,000	3,644,563
			3,644,563
Ukraine – 0.49%
#CS International for City of Kyiv Ukraine 144A 8.25% 11/26/12	USD	1,000,000	1,017,100
			1,017,100
Total Sovereign Debt (cost $14,992,998)			14,779,545

Supranational Banks – 3.11%
European Bank for Reconstruction & Development 7.00% 7/30/12	INR	41,000,000	1,114,251
European Investment Bank
2.875% 3/15/13	USD	80,000	79,658
3.25% 2/15/11	USD	50,000	51,552
8.00% 10/21/13	ZAR	6,880,000	817,983
11.25% 2/14/13	BRL	1,800,000	1,086,659
Inter-American Development Bank 9.00% 8/6/10	BRL	2,081,000	1,200,246
International Bank for Reconstruction & Development
9.75% 8/2/10	ZAR	7,000,000	874,619
17.75% 7/30/08	TRY	1,490,000	1,223,254
Total Supranational Banks (cost $6,363,487)			6,448,222
U.S. Treasury Obligations – 0.20%
*U.S. Treasury Bonds 5.00% 5/15/37	USD	124,000	135,964
U.S. Treasury Notes
*2.875% 1/31/13		27,000	27,483
2.875% 2/28/13		90,000	91,076
*¥3.50% 2/15/18		168,000	167,633
Total U.S. Treasury Obligations (cost $413,480)			422,156

Leveraged Non-Recourse Securities – 0.00%
w@#JPMorgan Pass Through Trust 2007 144A 8.845% 1/15/87		500,000	0
Total Leveraged Non-Recourse Securities (cost $425,000)			0

		Number of
		Shares
Residual Interest Trust Certificates– 0.25%
w@#Freddie Mac Auction Pass Through Trust 2007 144A		1,000,000	511,700
Total Residual Interest Trust Certificates (cost $1,088,378)			511,700

	Principal
	Amount°
≠Discount Note – 1.62%
Federal Home Loan Bank 2.00% 3/3/08	3,350,563	3,350,191
Total Discount Note (cost $3,350,191)		3,350,191

Total Value of Securities Before Securities Lending Collateral – 99.04%
(cost $232,615,168)		205,205,409

	Number of
	Shares
Securities Lending Collateral** – 14.67%
Investment Companies
Mellon GSL DBT II Collateral Fund	30,396,039	30,396,039
Total Securities Lending Collateral (cost $30,396,039)		30,396,039

Total Value of Securities – 113.71%
(cost $263,011,207)		235,601,448	©
Obligation to Return Securities Lending Collateral** – (14.67%)		(30,396,039)
Receivables and Other Assets Net of Liabilities (See Notes) – 0.96%		1,999,141
Net Assets Applicable to 12,929,436 Shares Outstanding – 100.00%		$207,204,550

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
COP – Colombian Peso
INR – Indian Rupee
ISK – Iceland Krona
MXN – Mexican Peso
RUB – Russian Rubles
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand

*Fully or partially on loan.
**See Note 7 in “Notes.”
©Includes $29,028,768 of securities loaned.
•Variable rate security. The rate shown is the rate as of February 29, 2008.
†Non-income producing security for the period ended February 29, 2008.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At February 29, 2008, the aggregate amount of fair valued securities was $271,625, which represented 0.13% of the Fund’s net assets. See Note 1 in “Notes.”
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At February 29, 2008, the aggregate amount of Rule 144A securities was $22,731,737 which represented 10.97% of the Fund’s net assets. See Note 8 in “Notes.”
≠The rate shown is the effective yield at the time of purchase.
¥Fully or partially pledged as collateral for financial futures contracts.
@Illiquid security. At February 29, 2008, the aggregate amount of illiquid securities equaled $511,700, which represented 0.25% of the Fund’s net assets. See Note 8 in “Notes.”
«Senior Secured Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally; (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

Summary of Abbreviations:
ADR – American Depositary Receipt
AMBAC – Insured by the AMBAC Assurance Corporation
ARM – Adjustable Rate Mortgage
CDS – Credit Default Swap
GNMA – Government National Mortgage Assocation
PIK – Payment-in-Kind
REIT – Real Estate Investment Trust
S.F. – Single Family
yr – Year

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at February 29, 2008:

Foreign Currency Exchange Contracts[1]

Contracts to					Unrealized
Deliver		In Exchange For		Settlement Date	Appreciation
AUD	(166,359)	USD	549,933	3/3/08	$3,971

Futures Contracts[2]

Contracts	Notional	Notional		Unrealized
To Buy	Cost	Value	Expiration Date	Appreciation
1 Canadian 10 yr Bond	$117,558	$119,841	6/30/08	$ 2,283
1 Long Gilt Bond	215,314	219,147	6/30/08	3,833
7 U.S. Treasury 5 yr Notes	784,348	799,750	6/30/08	15,402
2 U.S. Treasury 10 yr Notes	228,662	234,563	6/30/08	5,901
				$27,419

Swap Contracts[3]

Credit Default Swap Contracts

Swap Counterparty &	Notional	Annual Protection	Termination	Unrealized
Referenced Obligation	Amount	Payments	Date	Appreciation
Protection Purchased:
Goldman Sachs
Bank of America 5 yr CDS	$ 70,000	0.48%	12/20/12	$ 1,288
CMBX North America A2	65,000	0.25%	3/15/49	2,577
Kraft Food 10 yr CDS	105,000	0.77%	12/20/17	3,811
JPMorgan Chase Bank
Embarq 7 yr CDS	30,000	0.77%	9/20/14	3,052
Lehman Brothers
Home Depot 5 yr CDS	90,000	0.50%	9/20/12	4,633
Target 5 yr CDS	80,000	0.57%	12/20/12	1,594
V.F. 5 yr CDS	37,500	0.40%	9/20/12	555
Washington Mutual
4 yr CDS	43,000	0.85%	9/20/11	5,175
10 yr CDS	35,000	3.15%	12/20/17	271
				$22,956

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”
2See Note 4 in “Notes.”
3See Note 6 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Enhanced Global Dividend and Income Fund (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle (Collective Trust), is valued at unit value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchanged-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Distributions – The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and, if necessary, a return of capital. The current annualized rate is $1.704 per share. The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Repurchase Agreements – The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer.

2. Investments
At February 29, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At February 29, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of Investments	$263,151,251
Aggregate unrealized appreciation	2,974,158
Aggregate unrealized depreciation	(30,523,961)
Net unrealized depreciation	$(27,549,803)

For federal income tax purposes, at November 30, 2007, capital loss carryforwards of $1,723,170 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2015.

Effective December 1, 2007, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs that are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the above FAS 157 fair value hierarchy levels as of February 29, 2008:

Level	Securities	Derivatives
Level 1	$89,417,680	$1,373,301
Level 2	131,251,897	(35,083)
Level 3	14,931,871	67,577
Total	$235,601,448	$1,405,795

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Securities	Derivatives
Balance as of 11/30/2007	$11,979,155	$-
Net realized gain (loss)	299,737	-
Net change in unrealized
appreciation/(depreciation)	(57,828)	2,577
Net purchases, sales, and settlements	2,285,807	65,000
Net transfers in and/or out of Level 3	425,000	-
Balance as of 2/29/08	$14,931,871	$67,577

Net change in unrealized
appreciation/depreciation from
Investments still held as of 2/29/08	$321,872	$2,577

3. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities in the schedule of investments.

4. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

5. Options Written
During the period ended February 29, 2008, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the period ended February 29, 2008 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at November 30, 2007	100	$34,699
Options written	101,315	556,187
Options exercised	(260)	(236,449)
Options expired	(1,155)	(303,861)
Options closed	(100,000)	(50,576)
Options outstanding at February 29, 2008	-	$-

6. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and credit default swap (CDS) contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended February 29, 2008, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the period ended February 29, 2008, the Fund did not enter into any CDS contracts as a seller of protection.

CDS may involve greater risks than if the Fund had invested in the referenced obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a Collective Trust established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At February 29, 2008, the market value of the securities on loan was $29,028,768, for which the Fund received collateral, comprised of non-cash collateral valued at $1,040,529, and cash collateral of $29,355,510. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

8. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMO’s are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture.

Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund also invests in taxable municipal bonds.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the period ended February 29, 2008. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Both Rule 144A and Illiquid securities have been identified on the Schedule of Investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: